SUPPLEMENT DATED DECEMBER 31, 2010 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2010 (SAI) and must be preceded or accompanied by the SAI. The changes within this supplement with respect to the manager change to J.P. Morgan Investment Management Inc. (JP Morgan) for the International Value Portfolio are effective January 1, 2011. All other changes within this supplement are currently in effect, unless otherwise noted. Remember to review the SAI for other important information.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

The International Value Portfolio section, on pages 13 and 14 of the SAI, is deleted and replaced with the following:

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may also invest in: convertible securities; depositary receipts including ADRs, GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies; and semi-governmental securities; non-convertible fixed income securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and forward currency exchange contracts; and repurchase agreements. The Portfolio’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The Portfolio may engage in foreign currency transactions.

The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The Portfolio may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on the risks of such securities, see “Description of Fixed Income/Debt Instrument Ratings” in Appendix A.

ORGANIZATION AND MANAGEMENT OF THE FUND

In the Management Information section, beginning on page 59 of the SAI, information regarding Audrey L. Milfs (effective 1/1/11) and Mark W. Holmlund is deleted and the following information is added:

Number of
Funds in
	Position(s) with	Current Directorship(s) Held	Fund Complex
	the Fund and	and Principal Occupation(s) During Past 5 Years	Overseen
Name and Age	Length of Time Served	(and certain additional occupation information)	As of 1/1/11

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/1/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC, and similar positions with other subsidiaries of Pacific Life; and Vice President and Secretary (1/11 to present) of Pacific Life Funds.	68

In the Investment Adviser section, beginning on page 67 of the SAI, the following is added as a footnote for the Comstock Portfolio in the Advisory fee chart:

PLFA has agreed to waive 0.015% of its advisory fee through April 30, 2011 as long as Invesco Advisers, Inc. remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

In the Portfolio Management Firms section, beginning on page 74 of the SAI, the information regarding AllianceBernstein L.P. is deleted.

In the Sub-Advisory Fee Schedule section, beginning on page 78 of the SAI, AllianceBernstein is deleted and replaced by JP Morgan as the Manager of the International Value Portfolio. In addition, information regarding the International Large-Cap and Comstock Portfolios is deleted and replaced with the following:

Annual Portfolio Management Fees as of 1/1/11
Manager	Portfolio	(as a percentage of average daily net assets)

MFS	International Large-Cap[1]	0.425% on first $750 million
0.375% on next $750 million
0.325% on next $1.5 billion
0.30% on excess

Invesco	Comstock[1,4]	0.35% on first $1 billion
0.285% on excess

In the Compensation Structures and Methods section, beginning on page 81 of the SAI, the information regarding AllianceBernstein is deleted and the following information is added as the last sentence of the JP Morgan section:

For the International Value Portfolio, the benchmark for compensation purposes is the MSCI EAFE Value and the peer group is the International Large Cap Value.

In the Other Accounts Managed section, beginning on page 99 of the SAI, information with respect to the International Value Portfolio in the Performance Based Fees table is deleted and information in the Asset Based Fees table is deleted and replaced with the following:

ASSET BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Gerd Woort-Menker[1]	7	$2,693,437,000	6	$1,071,248,000	2	$137,610,000

[1]	The number of accounts and total assets in the accounts for this portfolio manager are as of October 31, 2010.

In the Material Conflicts of Interest section, beginning on page 105 of the SAI, the information regarding AllianceBernstein is deleted.

APPENDICES

In the Description of Proxy Voting Policies and Procedures for each Manager section, APPENDIX C is deleted in its entirety.

Form No.	15-31086-00
PSFSAI1210

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